UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 2020 (November 19, 2020)

OTR Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39708	85-2136914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1395 Brickell Avenue

Suite 800

Miami, FL 33131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 305-697-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	OTRAU	The NASDAQ Stock Market LLC

Class A Common Stock, par value $0.0001 per share	OTRA	The NASDAQ Stock Market LLC

Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	OTRAW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On November 19, 2020, OTR Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 10,447,350 units (the “Units”), including 447,350 Units from the partial exercise by the underwriters of the IPO (the “Underwriters”), of a 45-day option to purchase up to an aggregate of 1,500,000 additional Units solely to cover over-allotments, if any (the “Over-Allotment Option”) granted to the Underwriters by the Company, pursuant to the Underwriting Agreement. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”) and one-half of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $104,473,500. Pursuant to the Over-Allotment Option, the Underwriters retain an option to purchase up to 1,052,650 additional Units.

On November 19, 2020, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 5,817,757 Warrants (the “Private Placement Warrants”) to OTR Acquisition Sponsor LLC (the “Sponsor”), generating gross proceeds to the Company of $5,817,757.

A total of $107,085,338, comprised of $101,267,581 of the proceeds from the IPO (which amount includes $3,395,389 of the underwriters’ deferred discount) and $5,817,757 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of November 19, 2020 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of November 19, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTR Acquisition Corp.

	By:	/s/ Nicholas J. Singer
		Name:	Nicholas J. Singer
		Title:	Chief Executive Officer

Dated: November 25, 2020